UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
LCI Industries
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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3501 County Road 6 East
Elkhart, Indiana 46514
IMPORTANT NOTICE
ADDITIONAL INFORMATION REGARDING THE 2020 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, MAY 21, 2020
The following Notice of Change of Time and Location (the “Notice”) supplements and relates to the definitive proxy statement filed with the Securities and Exchange Commission on April 6, 2020, regarding the 2020 Annual Meeting of Stockholders of LCI Industries (the “Annual Meeting”). The Annual Meeting will now be held at 2:00 p.m. Eastern Time on Thursday, May 21, 2020 in a virtual-only format. This supplement to the proxy statement is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about April 30, 2020.

Except as supplemented by the information contained in this supplement, all of the information set forth in the proxy statement continues to apply and should be considered in voting your shares.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

3501 County Road 6 East
Elkhart, Indiana 46514
NOTICE OF CHANGE OF TIME AND LOCATION OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, MAY 21, 2020

Due to the public health impact of the coronavirus (COVID-19) pandemic, and to support the health and safety of our stockholders, team members, and other meeting participants, NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of LCI Industries will now be held at 2:00 p.m. Eastern Time on Thursday, May 21, 2020 in a virtual meeting format only. You will not be able to attend the Annual Meeting physically in person.
Stockholders will have the same opportunities to participate in the Annual Meeting as they would at an in-person meeting, including having the ability to vote and the opportunity to submit questions during the meeting using the directions on the meeting website. Stockholders as of the close of business on March 27, 2020, the record date, may participate in and vote at the Annual Meeting by accessing www.virtualshareholdermeeting.com/LCII2020 and entering the 16-digit control number on the proxy card, notice of internet availability of proxy materials, or voting instruction form previously received. Online access to the meeting will begin at 1:55 p.m. Eastern Time on Thursday, May 21, 2020.
Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting that were previously provided to you. Stockholders that have already voted do not need to vote again. The notice of internet availability of proxy materials, proxy card, or voting instruction form included with the proxy materials previously distributed will not be updated to reflect the change in time and location and may continue to be used to vote your shares in connection with the Annual Meeting.
If participants encounter any difficulties accessing the virtual meeting during the check-in or meeting time, they should call the technical support number that will be posted on the virtual meeting log-in page.

By Order of the Board of Directors,
ANDREW J. NAMENYE
Executive Vice President, Chief Legal Officer, and Corporate Secretary

Dated: April 30, 2020
Elkhart, IN

The Annual Meeting on May 21, 2020, at 2:00 p.m. Eastern Time, will be accessible at www.virtualshareholdermeeting.com/LCII2020. The Proxy Statement and 2019 Annual Report to Stockholders, including our 2019 Annual Report on Form 10-K, are available at www.proxyvote.com.

LCI Industries Announces Change of Time and Location of 2020 Annual Meeting of Stockholders to Virtual-Only Annual Meeting

ELKHART, Ind., April 30, 2020 – LCI Industries (NYSE: LCII), which, through its wholly-owned subsidiary, Lippert Components, Inc. (“LCI”), supplies, domestically and internationally, a broad array of highly engineered components for the leading original equipment manufacturers (“OEMs”) in the recreation and transportation product markets, and the related aftermarkets of those industries, announced today that the time and format of its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) has changed and will now be held at 2:00 p.m. Eastern Time on Thursday, May 21, 2020 by means of a virtual meeting.

Due to the public health impact of the coronavirus (COVID-19) pandemic, and to support the health and safety of its stockholders, team members, and other meeting participants, LCI Industries has changed the time and format of its Annual Meeting. The Annual Meeting will now be held at 2:00 p.m. Eastern Time on Thursday, May 21, 2020, by means of a virtual meeting format only, instead of the time and location previously disclosed in LCI Industries’ proxy materials filed with the Securities and Exchange Commission on April 6, 2020. Stockholders will not be able to attend the Annual Meeting in person.

Stockholders will have the same opportunities to participate in the Annual Meeting as they would at an in-person meeting, including having the ability to vote and the opportunity to submit questions during the meeting using the directions on the meeting website. Stockholders as of the close of business on March 27, 2020, the record date, may participate in and vote at the Annual Meeting.

Stockholders can attend the Annual Meeting by accessing www.virtualshareholdermeeting.com/LCII2020 and entering the 16-digit control number on the proxy card, notice of internet availability of proxy materials, or voting instruction form stockholders previously received. Online access to the meeting will begin at 1:55 p.m., Eastern Time, on Thursday, May 21, 2020.

Further information regarding the change in time and location of the Annual Meeting can be found in the proxy supplement filed by LCI Industries with the Securities and Exchange Commission on April 30, 2020 and also available on LCI Industries’ Investor Relations website at www.lci1.com/investors. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting.

Stockholders that have already voted do not need to vote again. The notice of internet availability of proxy materials, proxy card, or voting instruction form included with the proxy materials previously distributed will not be updated to reflect the change in time and location and may continue to be used to vote your shares in connection with the Annual Meeting.

If participants encounter any difficulties accessing the virtual meeting during the check-in or meeting time, they should call the technical support number that will be posted on the virtual meeting log-in page.

About LCI Industries

From over 90 manufacturing and distribution facilities located throughout North America and Europe, LCI Industries, through its wholly-owned subsidiary, LCI, supplies, domestically and internationally, a broad array of highly engineered components for the leading OEMs in the recreation and transportation product markets, consisting of recreational vehicles and adjacent industries, including buses; trailers used to haul boats, livestock, equipment, and other cargo; trucks; boats; trains; manufactured homes; and modular housing. The Company also supplies engineered components to the related aftermarkets of these industries primarily by selling to retail dealers, wholesale distributors, and service centers. LCI’s products include steel chassis and related components; axles and suspension solutions; slide-out mechanisms and solutions; thermoformed bath, kitchen, and other products; vinyl, aluminum, and frameless windows; manual, electric, and hydraulic stabilizer and leveling systems; entry, luggage, patio, and ramp doors; furniture and mattresses; electric and manual entry steps; awnings and awning accessories; towing products; truck accessories; electronic components; and other accessories. Additional information about LCI and its products can be found at www.lci1.com.

Brian Hall, CFO
(574) 535-1125
LCII@lci1.com

Source: LCI Industries